UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/30/2006

Tri-S Security Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-51148

Georgia	30-0016962
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11675 Great Oaks Way
Suite 120
Alpharetta, GA 30022
(Address of principal executive offices, including zip code)

(678) 808-1540
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

On June 27, 2006, Paragon Systems, Inc. ("Paragon"), a wholly-owned subsidiary of Tri-S Security Corporation (the "Company"), executed a Guaranty of Joint Venture (the "Guaranty") pursuant to which Paragon unconditionally guarantees the prompt payment and performance of all obligations, indebtedness and liabilities, whether currently existing or subsequently arising (the "Obligations"), of Southeastern Paragon, a joint venture between Paragon and Southeastern Protective Services, Inc. (the "Joint Venture"), to LSQ Funding Group, L.C. ("LSQ"). The Obligations include the obligations, indebtedness and liabilities of the Joint Venture to LSQ under that certain Factoring and Security Agreement between the Joint Venture and LSQ dated as of June 27, 2006 (the "JV Factoring Agreement"), pursuant to which LSQ will purchase from the Joint Venture from time to time certain accounts receivable at a discount of 0.7% and provide the Joint Venture with a professional accounts receivable management service for a funds usage fee equal to the prime rate plus 1.0% on the funds advanced on the outstanding accounts receivable purchased. The JV Factoring Agreement has a $1,000,000 initial purchase limit and a one-year term which will automatically renew unless the Joint Venture provides notice of its intent to terminate.

        Also on June 27, 2006, the Company and its subsidiaries (collectively, "Borrower") entered into a Waiver, Consent and Amendment (the "Agreement") with LSQ and BRE LLC (together, "Lender"), pursuant to which Borrower granted to Lender a security interest in all of Borrower's rights and interests in the Joint Venture. The Agreement also amends Borrower's credit facility with Lender to provide Borrower with a thirty-day period in which to cure any breach or violation under the Guaranty before such breach or violation triggers an event of default under Borrower's credit facility.

        The descriptions contained herein of the Guaranty and the Agreement are qualified in their entirety by reference to the full text of the Guaranty and the Agreement which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report and incorporated herein by this reference.

Item 9.01.    Financial Statements and Exhibits

       (a)         Financial Statements of Business Acquired. None.

        (b)        Pro Forma Financial Information. None.

        (c)        Shell Company Transactions. None.

        (d)        Exhibits.

                99.1        Guaranty of Joint Venture executed by Paragon Systems, Inc. on June 27, 2006.

                99.2        Waiver, Consent and Amendment among Tri-S Security Corporation, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC dated as of June 27, 2006.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tri-S Security Corporation

Date: June 30, 2006	By:	/s/ Robert K. Mills
Robert K. Mills
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.2	Waiver, Consent and Amendment among Tri-S Security Corporation, its subsidiaries, LSQ Funding Group, L.C. and BRE LLC dated as of June 27, 2006.
EX-99.1	Guaranty of Joint Venture executed by Paragon Systems, Inc. on June 27, 2006.